SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2018

Booking Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

The Priceline Group Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐            Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On February 21, 2018, the Company filed with the Secretary of State of the State of Delaware an amendment to its Restated Certificate of Incorporation (the “Certificate of Amendment”) to change the legal name of the Company from The Priceline Group Inc. to Booking Holdings Inc. (the “Name Change”), and afterwards filed a restatement of the Company’s Restated Certificate of Incorporation, as amended (the “Restated Certificate”), each effective as of February 21, 2018. The Company’s board of directors also has adopted amended and restated By-Laws of the Company (“Amended By-Laws”) reflecting the name change, effective on February 21, 2018. Other than the Name Change, there were no changes to the Company’s certificate of incorporation or by-laws. Copies of the Certificate of Amendment and the Restated Certificate, as filed with the Secretary of State of the State of Delaware, and the Amended By-Laws, are attached hereto as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3, respectively, and incorporated herein by reference.

Effective February 27, 2018, the Company’s common stock will trade under the ticker symbol BKNG. The Name Change resulted in a change to the CUSIP number for the Company’s outstanding shares of common stock offered on the Nasdaq Stock Market. The new CUSIP number for such common stock is 09857L108. Outstanding stock certificates for shares of the Company continue to be valid and need not be exchanged.

Effective on or about March 15, 2018, the Name Change will result in changes to the ticker symbols and CUSIP numbers for the Company’s debt listed on the New York Stock Exchange (the “Public Debt”). As of such date, the Company’s Public Debt will trade under the following ticker symbols and CUSIP numbers: (i) 2.15% Senior Notes Due 2022 - BKNG22 and 09857LAA6, (ii) 0.800% Senior Notes Due 2022 - BKNG22A and 09857LAB4, (iii) 2.375% Senior Notes Due 2024 - BKNG24 and 09857LAC2 and (iv) 1.800% Senior Notes Due 2027 - BKNG27 and 09857LAD0.

In connection with the Name Change, the Company launched a new corporate website: www.bookingholdings.com. The Company’s investor relations information, including press releases and links to the Company’s SEC filings, will now be found on this website. The Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the Company’s corporate governance documents, including the charters of the committees of the Company’s board of directors, Corporate Governance Principles and Code of Conduct, are available on this website. Any amendment to or waivers of the Code of Conduct will be disclosed on this website.

Item 7.01. Regulation FD Disclosure.

On February 21, 2018, the Company issued a press release announcing the name change. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment, as filed with the Secretary of State of the State of Delaware, effective on February 21, 2018.
3.2	Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware, effective on February 21, 2018.
3.3	Amended and Restated By-Laws of Booking Holdings Inc., dated as of February 21, 2018.
99.1	Press release, dated February 21, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKING HOLDINGS INC.

By:	/s/ Peter J. Millones
	Name:	Peter J. Millones
	Title:	Executive Vice President, General Counsel and Secretary

Date:  February 21, 2018

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment, as filed with the Secretary of State of the State of Delaware, effective on February 21, 2018.
3.2	Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware, effective on February 21, 2018.
3.3	Amended and Restated By-Laws of Booking Holdings Inc., dated as of February 21, 2018.
99.1	Press release, dated February 21, 2018.

4